American National Bankshares Inc.
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	March 31
ASSETS	2017	2016

Cash and due from banks	$27,418	$26,345
Interest-bearing deposits in other banks	67,372	61,186

Securities available for sale, at fair value	292,567	356,998
Restricted stock, at cost	5,492	5,355
Loans held for sale	1,872	785

Loans	1,219,958	1,034,564
Less allowance for loan losses	(13,108)	(12,675)
Net Loans	1,206,850	1,021,889

Premises and equipment, net	25,658	23,241
Other real estate owned, net	1,664	1,493
Goodwill	43,872	43,872
Core deposit intangibles, net	1,554	2,395
Bank owned life insurance	18,270	17,773
Accrued interest receivable and other assets	23,216	21,222

Total assets	$1,715,805	$1,582,554

Liabilities
Demand deposits -- noninterest-bearing	$381,247	$321,599
Demand deposits -- interest-bearing	222,356	231,970
Money market deposits	314,495	218,543
Savings deposits	126,774	119,286
Time deposits	371,232	401,033
Total deposits	1,416,104	1,292,431

Customer repurchase agreements	47,776	42,184
Long-term borrowings	9,985	9,963
Junior subordinated debt	27,749	27,648
Accrued interest payable and other liabilities	9,950	9,885
Total liabilities	1,511,564	1,382,111

Shareholders' equity
Preferred stock, $5 par, 2,000,000 shares authorized,
none outstanding	—	—
Common stock, $1 par, 20,000,000 shares authorized,
8,638,744 shares outstanding at March 31, 2017 and
8,612,658 shares outstanding at March 31, 2016 and	8,591	8,575
Capital in excess of par value	75,445	74,744
Retained earnings	121,590	113,628
Accumulated other comprehensive income (loss), net	(1,385)	3,496
Total shareholders' equity	204,241	200,443

Total liabilities and shareholders' equity	$1,715,805	$1,582,554

Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended
	March 31
	2017	2016
Interest and Dividend Income:
Interest and fees on loans	$12,704	$12,115
Interest and dividends on securities:
Taxable	1,154	1,084
Tax-exempt	635	823
Dividends	79	91
Other interest income	109	58
Total interest and dividend income	14,681	14,171

Interest Expense:
Interest on deposits	1,200	1,297
Interest on short-term borrowings	28	1
Interest on long-term borrowings	80	81
Interest on junior subordinated debt	239	208
Total interest expense	1,547	1,587

Net Interest Income	13,134	12,584
Provision for loan losses	300	50

Net Interest Income After Provision
for Loan Losses	12,834	12,534

Noninterest Income:
Trust fees	912	930
Service charges on deposit accounts	484	492
Other fees and commissions	712	672
Mortgage banking income	529	292
Securities gains, net	259	366
Brokerage fees	192	204
Income from Small Business Investment Companies	26	166
Other	157	175
Total noninterest income	3,271	3,297

Noninterest Expense:
Salaries	4,799	4,215
Employee benefits	1,183	1,114
Occupancy and equipment	1,068	1,099
FDIC assessment	129	188
Bank franchise tax	256	256
Core deposit intangible amortization	165	288
Data processing	487	444
Software	279	297
Other real estate owned, net	43	104
Other	2,032	1,913
Total noninterest expense	10,441	9,918

Income Before Income Taxes	5,664	5,913
Income Taxes	1,601	1,785
Net Income	$4,063	$4,128

Net Income Per Common Share:
Basic	$0.47	$0.48
Diluted	$0.47	$0.48
Average Common Shares Outstanding:
Basic	8,633,219	8,611,840
Diluted	8,651,139	8,617,008

American National Bankshares Inc.
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	1st Qtr	4th Qtr	1st Qtr	YTD	YTD
	2017	2016	2016	2017	2016
EARNINGS
Interest income	$14,681	$14,167	$14,171	$14,681	$14,171
Interest expense	1,547	1,521	1,587	1,547	1,587
Net interest income	13,134	12,646	12,584	13,134	12,584
Provision for loan losses	300	50	50	300	50
Noninterest income	3,271	3,721	3,297	3,271	3,297
Noninterest expense	10,441	10,360	9,918	10,441	9,918
Income taxes	1,601	1,835	1,785	1,601	1,785
Net income	4,063	4,122	4,128	4,063	4,128

PER COMMON SHARE
Income per share - basic	$0.47	$0.48	$0.48	$0.47	$0.48
Income per share - diluted	0.47	0.48	0.48	0.47	0.48
Cash dividends paid	0.24	0.24	0.24	0.24	0.24
Book value per share	23.64	23.37	23.27	23.64	23.27
Book value per share - tangible (a)	18.38	18.08	17.90	18.38	17.90
Closing market price	37.25	34.80	25.33	37.25	25.33

FINANCIAL RATIOS
Return on average assets	0.96%	1.00%	1.06%	0.96%	1.06%
Return on average equity	7.99	8.10	8.28	7.99	8.28
Return on average tangible equity (b)	10.56	10.73	11.27	10.56	11.27
Average equity to average assets	11.97	12.39	12.86	11.97	12.86
Tangible equity to tangible assets (a)	9.51	9.54	10.04	9.51	10.04
Net interest margin, taxable equivalent	3.44	3.45	3.67	3.44	3.67
Efficiency ratio (c)	62.97	62.32	61.36	62.97	61.36
Effective tax rate	28.27	30.80	30.19	28.27	30.19

PERIOD-END BALANCES
Securities	$298,059	$352,726	$362,353	$298,059	$362,353
Loans held for sale	1,872	5,996	785	1,872	785
Loans, net of unearned income	1,219,958	1,164,821	1,034,564	1,219,958	1,034,564
Goodwill and other intangibles	45,426	45,591	46,267	45,426	46,267
Assets	1,715,805	1,678,638	1,582,554	1,715,805	1,582,554
Assets - tangible (a)	1,670,379	1,633,047	1,536,287	1,670,379	1,536,287
Deposits	1,416,104	1,370,640	1,292,431	1,416,104	1,292,431
Customer repurchase agreements	47,776	39,166	42,184	47,776	42,184
Other short-term borrowings	—	20,000	—	—	—
Long-term borrowings	37,734	37,704	37,611	37,734	37,611
Shareholders' equity	204,241	201,380	200,443	204,241	200,443
Shareholders' equity - tangible (a)	158,815	155,789	154,176	158,815	154,176

American National Bankshares Inc.
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	1st Qtr	4th Qtr	1st Qtr	YTD	YTD
	2017	2016	2016	2017	2016
AVERAGE BALANCES
Securities (d)	$324,588	$345,035	$347,290	$324,588	$347,290
Loans held for sale	2,414	4,758	2,055	2,414	2,055
Loans, net of unearned income	1,195,560	1,110,524	1,016,696	1,195,560	1,016,696
Interest-earning assets	1,574,460	1,515,597	1,424,808	1,574,460	1,424,808
Goodwill and other intangibles	45,517	45,693	46,441	45,517	46,441
Assets	1,699,730	1,643,250	1,551,124	1,699,730	1,551,124
Assets - tangible (a)	1,654,213	1,597,557	1,504,683	1,654,213	1,504,683
Interest-bearing deposits	1,021,110	986,622	950,271	1,021,110	950,271
Deposits	1,392,117	1,345,743	1,260,534	1,392,117	1,260,534
Customer repurchase agreements	45,106	45,281	44,412	45,106	44,412
Other short-term borrowings	11,833	1,087	—	11,833	—
Long-term borrowings	37,717	37,686	37,593	37,717	37,593
Shareholders' equity	203,459	203,603	199,525	203,459	199,525
Shareholders' equity - tangible (a)	157,942	157,910	153,084	157,942	153,084

CAPITAL
Average shares outstanding - basic	8,633,219	8,615,700	8,611,840	8,633,219	8,611,840
Average shares outstanding - diluted	8,651,139	8,629,777	8,617,008	8,651,139	8,617,008

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$12,801	$12,757	$12,601	$12,801	$12,601
Provision for loan losses	300	50	50	300	50
Charge-offs	(49)	(81)	(40)	(49)	(40)
Recoveries	56	75	64	56	64
Ending balance	$13,108	$12,801	$12,675	$13,108	$12,675

LOANS
Construction and land development	$130,691	$114,258	$82,711	$130,691	$82,711
Commercial real estate	538,069	510,960	424,538	538,069	424,538
Residential real estate	216,035	215,104	225,737	216,035	225,737
Home equity	110,844	110,751	100,019	110,844	100,019
Commercial and industrial	219,455	208,717	196,110	219,455	196,110
Consumer	4,864	5,031	5,449	4,864	5,449
Total	$1,219,958	$1,164,821	$1,034,564	$1,219,958	$1,034,564

American National Bankshares Inc.
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	1st Qtr	4th Qtr	1st Qtr	YTD	YTD
	2017	2016	2016	2017	2016
NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due and accruing	$1,061	$587	$371	$1,061	$371
Nonaccrual	2,428	2,965	4,905	2,428	4,905
Other real estate owned	1,664	1,328	1,493	1,664	1,493
Nonperforming assets	$5,153	$4,880	$6,769	$5,153	$6,769

ASSET QUALITY RATIOS
Allowance for loan losses to total loans	1.07%	1.10%	1.23%	1.07%	1.23%
Allowance for loan losses to
nonperforming loans	375.70	360.39	240.24	375.70	240.24
Nonperforming assets to total assets	0.30	0.29	0.43	0.30	0.43
Nonperforming loans to total loans	0.29	0.30	0.51	0.29	0.51
Annualized net charge-offs (recoveries)
to average loans	0.00	0.00	(0.01)	0.00	(0.01)

OTHER DATA
Fiduciary assets at period-end (e) (f)	$519,901	$498,767	$491,257	$519,901	$491,257
Retail brokerage assets at period-end (e) (f)	$292,505	$282,454	$268,542	$292,505	$268,542
Number full-time equivalent employees (g)	326	320	301	326	301
Number of full service offices	27	26	25	27	25
Number of loan production offices	2	2	2	2	2
Number of ATM's	34	34	33	34	33

Notes:

(a) - Excludes goodwill and other intangible assets.
(b) - Excludes amortization expense, net of tax, of intangible assets.
(c) - The efficiency ratio is calculated by dividing noninterest expense excluding gains or losses on the sale of OREO by net interest income including tax equivalent income on nontaxable loans and securities and noninterest income and excluding (i) gains or losses on securities and (ii) gains or losses on sale of premises and equipment.
(d) - Average does not include unrealized gains and losses.
(e) - Market value.
(f) - Assets are not owned by the Company and are not reflected in the consolidated balance sheet.
(g) - Average for quarter.

	Net Interest Income Analysis
	For the Three Months Ended March 31, 2017 and 2016
	(in thousands, except rates)

			Interest
	Average Balance		Income/Expense		Yield/Rate

	2017	2016	2017	2016	2017	2016
Loans:
Commercial	$219,922	$188,275	$2,054	$1,855	3.79%	3.96%
Real estate	973,215	824,970	10,624	10,090	4.37	4.89
Consumer	4,837	5,506	91	231	7.63	16.87
Total loans	1,197,974	1,018,751	12,769	12,176	4.27	4.79

Securities:
Federal agencies & GSEs	96,965	88,283	442	378	1.82	1.71
Mortgage-backed & CMOs	78,054	75,891	413	400	2.12	2.11
State and municipal	131,397	166,187	1,152	1,493	3.51	3.59
Other	18,172	16,929	186	146	4.09	3.45
Total securities	324,588	347,290	2,193	2,417	2.70	2.78

Deposits in other banks	51,898	58,767	109	58	0.85	0.40

Total interest-earning assets	1,574,460	1,424,808	15,071	14,651	3.84	4.12

Non-earning assets	125,270	126,316

Total assets	$1,699,730	$1,551,124

Deposits:
Demand	$215,930	$231,368	11	36	0.02	0.06
Money market	305,639	205,274	241	76	0.32	0.15
Savings	124,250	117,650	9	14	0.03	0.05
Time	375,291	395,979	939	1,171	1.01	1.19
Total deposits	1,021,110	950,271	1,200	1,297	0.48	0.55

Customer repurchase agreements	45,106	44,412	1	1	0.01	0.01
Other short-term borrowings	11,833	—	27	—	0.91	—
Long-term borrowings	37,717	37,593	319	289	3.38	3.08
Total interest-bearing
liabilities	1,115,766	1,032,276	1,547	1,587	0.56	0.62

Noninterest bearing demand deposits	371,007	310,263
Other liabilities	9,498	9,060
Shareholders' equity	203,459	199,525
Total liabilities and
shareholders' equity	$1,699,730	$1,551,124

Interest rate spread					3.28%	3.50%
Net interest margin					3.44%	3.67%

Net interest income (taxable equivalent basis)			13,524	13,064
Less: Taxable equivalent adjustment			390	480
Net interest income			$13,134	$12,584